PRUDENTIAL INVESTMENT PORTFOLIOS 3

PGIM Wadhwani Systematic Absolute Return Fund

(the "Fund")

Supplement dated August 2, 2023

to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of

Additional Information (SAI), as applicable, and retain it for future reference.

Effective January 2, 2024, Dr. Sushil Wadhwani will step down as a portfolio manager of the Fund. He will remain with PGIM Wadhwani and transition into the role of Senior Advisor until June 30, 2024. Mr. Michael Dicks, who is currently a portfolio manager of the Fund, will succeed Dr. Wadhwani as Chief Investment Officer of PGIM Wadhwani.

To reflect this change, the Fund's Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.The table in the section of the Summary Prospectus and Prospectus entitled "Management of the Fund"; the section of the Prospectus entitled "How the Fund is Managed - Portfolio Managers"; and the tables in the sections of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" and "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests," are each hereby revised by adding the following footnote with respect to Dr. Wadhwani:

"*Effective January 2, 2024, Dr. Wadhwani will step down as a portfolio manager of the Fund."

LR1442